UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): December 12, 2005

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On December 12, 2005, the Company issued a press release announcing financial results for the thirteen and thirty-nine weeks ended October 29, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Also on December 12, 2005, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the third quarter ended October 29, 2005.

During the conference call, Peter Edison made certain statements regarding third quarter unit sales volume. Peter Edison provides the following clarifying statement in the conference call transcript: “Average unit selling prices increased 30.4% and unit sales volume increased 2.1%. Because it was such a good quarter and there were significantly less clearance shoes, our average unit price improved substantially more than our unit volume.”

A copy of the conference call transcript is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 7.01.        Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated December 12, 2005.
99.2	Transcript of conference call held on December 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: December 16, 2005	By: /s/ Lawrence L. Spanley

Lawrence L. Spanley, Jr.

Chief Financial Officer, Vice

President-Finance, Treasurer

and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press release dated December 12, 2005.
99.2	Transcript of conference call held on December 12, 2005.